Supplement dated January 29, 2010 to the MTB Retail Class Prospectus dated August 31, 2009

MTB Managed Allocation Fund – Aggressive Growth

MTB Managed Allocation Fund – Moderate Growth

MTB Managed Allocation Fund – Conservative Growth

At a meeting of the Board of Trustees (“Board”) of the MTB Group of Funds (the “Trust”) held on January 13, 2010, the Board determined that each of the MTB Managed Allocation Fund – Aggressive Growth, MTB Managed Allocation Fund – Moderate Growth and MTB Managed Allocation Fund – Conservative Growth, (the “Target Funds”) each a series of the Trust, should be merged into the MTB Balanced Fund, also a series of the Trust (the “Balanced Fund” or “Surviving Fund,” and collectively with the Target Funds, the “Funds”). On January 13, 2010, the Board also approved changes to the investment strategies of the Balanced Fund and changed its name to the MTB Strategic Allocation Fund, both to be effective on or after March 23, 2010. The Board determined that the proposed merger would be in the best interests of the Funds and their shareholders. The Board also approved Plans of Reorganization (“Plans”) for the mergers. The proposed Plans contemplate that the Surviving Fund will acquire all of the assets of each Target Fund in exchange for Class A and B shares in the Surviving Fund, which the Target Funds will distribute to their Class A and B shareholders, in exchange for their Target Fund shares.

Effective as of the close of business on February 12, 2010, each Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger, which is expected to be on or about June 11, 2010.

The proposed merger of the Target Funds into the Surviving Fund will require the approval of the shareholders of each Target Fund. A shareholder meeting is being called for that purpose and shareholders of each Target Fund will receive proxy solicitation materials providing them with information about the Surviving Fund. Shareholders of the Surviving Fund will NOT be solicited for approval of the proposed merger.

Please keep this Supplement for future reference.

Supplement dated January 29, 2010 to the MTB Retail Class Prospectus and the MTB Institutional Class

Prospectus, each dated August 31, 2009

MTB Intermediate-Term Bond Fund

MTB Short-Term Corporate Bond Fund

For MTB Intermediate Term Bond Fund, on page 6 of the retail class prospectus and page 25 of the institutional class prospectus, and for MTB Short-Term Corporate Bond Fund, on page 25 of the retail class prospectus and page 40 of the institutional class prospectus, the following disclosure under “Strategy” is hereby deleted:

The Fund may engage in credit default swap transactions: (i) as buyer or seller, to hedge the Fund’s portfolio against anticipated market trends; (ii) as buyer, to enhance the value of the portfolio through the anticipated capital appreciation of the swap investment; or (iii) as seller, to generate income through the receipt of payments from the swap counterparty.

The definition of “Credit Risk” in the “Risks” section on page 6 of the retail class prospectus and page 25 of the institutional class prospectus of MTB Intermediate-Term Bond Fund, and on page 25 of the retail class prospectus and page 40 of the institutional class prospectus of MTB Short-Term Corporate Bond Fund, is hereby amended to read as follows:

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

The tables of “Principal Securities” on page 70 of the retail class prospectus and page 68 of the institutional class prospectus are amended to remove the markings indicating that the MTB Intermediate-Term Bond Fund and MTB Short-Term Corporate Bond Fund invest in credit-default swaps.

In addition, the third paragraph in the description of “Agency Securities” on page 71 of the retail class prospectus and page 69 of the institutional class prospectus is hereby amended to reflect that Agency Securities may include securities guaranteed by the Federal Deposit Insurance Corporation (FDIC), which is a government sponsored entity. Securities issued or guaranteed by the FDIC issued after August 9, 1989 are supported by the full faith and credit of the United States.

Please keep this Supplement for future reference.